UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 11, 2012 (May 11, 2012)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

333-90553	MIDAMERICAN FUNDING, LLC	47-0819200
(An Iowa Limited Liability Company)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580

333-15387	MIDAMERICAN ENERGY COMPANY	42-1425214
(An Iowa Corporation)
666 Grand Avenue, Suite 500
Des Moines, Iowa 50309-2580

(515) 242-4300
(Registrant's telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 11, 2012, at the direction of MidAmerican Energy Company (“MidAmerican Energy”), The Bank of New York Mellon Trust Company, N.A., the Trustee, notified the registered holders of the optional redemption on June 11, 2012 (“Redemption Date”) of MidAmerican Energy's 5.125% Notes due January 15, 2013 in the outstanding principal amount of $275,000,000 at a redemption price to be determined in accordance with terms of the Indenture dated as of February 8, 2002 between MidAmerican Energy and the Trustee and Annex 1 to the Senior Notes three days prior to the Redemption Date plus accrued and unpaid interest to but not including the Redemption Date. The redemption is subject to MidAmerican Energy's deposit of sufficient funds with the Trustee prior to the Redemption Date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDAMERICAN FUNDING, LLC
MIDAMERICAN ENERGY COMPANY
(Registrant)
Date: May 11, 2012
/s/ Paul J. Leighton
Paul J. Leighton
Vice President and Secretary of MidAmerican Funding, LLC and
Vice President, Secretary and Assistant General Counsel of
MidAmerican Energy Company

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